UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Senior Floating Rate Income Fund II (FCT)
Annual Report
For the Year Ended
May 31, 2019

First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Letter from the Chairman and CEO
May 31, 2019
Dear Shareholders,
One thing we can all agree on and expect: headline news coming out of Washington, D.C. continues to influence the financial markets. As December 2018 came to a close, the partial government shutdown and potential bank liquidity crisis unnerved many investors. While tariff trade talks between the United States and China loomed well beyond the March 1, 2019 deadline, these skirmishes were compounded by a late May announcement from President Trump that he would enact new tariffs on Mexican imports if the flow of illegal immigration was not curtailed.
As of May 31, 2019, U.S. equity markets, as indicated by the S&P 500® Index, returned -6.35% for the month of May, and 10.74% for the calendar year-to-date. Bond markets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.78% and 4.80%, respectively, for the same periods. The 10-Year Treasury Note yields declined from 2.99% on November 30, 2018 to 2.13% as of May 31, 2019, and depending on how you read the tea leaves, may indicate another rate cut is on the way.
Despite the ongoing bluster of the news cycle, the economy keeps humming along and productivity growth due to deregulation and lower taxes on corporate profits has improved over the last two years.
•	Ninety-eight percent of companies in the S&P 500® Index reported earnings for the first quarter of 2019, and 76% of these companies beat their estimates.
•	The Consumer Confidence Index, as reported on May 28, 2019, hit a six-month high at 134.1.
•	The U.S. inflation rate hovers near 2% on average, as it has for the last decade.
•	The U.S. unemployment rate of 3.6% for May remains at the lowest level since December of 1969.
No one can predict the inevitable and expected market fluctuations, so speak periodically with your investment professional who can provide insight when it comes to investing and discovering opportunities when they arise. That’s a drum worth beating and it’s how most of us build wealth over time.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of May 31, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$11.98
Common Share Net Asset Value (“NAV”)	$13.70
Premium (Discount) to NAV	(12.55)%
Net Assets Applicable to Common Shares	$365,804,448
Current Monthly Distribution per Common Share(1)	$0.0625
Current Annualized Distribution per Common Share	$0.7500
Current Distribution Rate on Common Share Price(2)	6.26%
Current Distribution Rate on NAV(2)	5.47%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 5/31/19	5 Years Ended 5/31/19	10 Years Ended 5/31/19	Inception (5/25/04) to 5/31/19
Fund Performance(3)
NAV	3.44%	4.52%	7.71%	4.31%
Market Value	-2.17%	3.10%	7.98%	3.07%
Index Performance
S&P/LSTA Leveraged Loan Index	3.83%	3.74%	6.60%	4.74%

(1)	Most recent distribution paid or declared through 5/31/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of May 31, 2019 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Senior Loans and Other Debt Securities(5)
BBB-	4.7%
BB+	5.2
BB	5.9
BB-	20.9
B+	24.4
B	24.4
B-	10.7
CCC+	1.1
CCC	1.9
Privately rated(6)	0.2
Not Rated	0.6
Total	100.0%

Top 10 Issuers	% of Senior Loans and other Securities(5)
Bausch Health Companies, Inc. (Valeant)	3.8%
Multiplan, Inc. (MPH)	3.5
HUB International Limited	2.9
Portillo’s Holdings, LLC	2.8
Reynolds Group Holdings, Inc.	2.4
AlixPartners, LLP	2.3
Stars Group Holdings B.V. (Amaya)	2.3
Amwins Group, Inc.	2.1
Albertson’s, LLC	2.0
Asurion, LLC (fka Asurion Corporation)	2.0
Total	26.1%
Industry Classification	% of Senior Loans and Other Securities(5)
Health Care Providers & Services	15.0%
Hotels, Restaurants & Leisure	12.8
Software	10.3
Insurance	7.7
Media	7.4
Diversified Financial Services	6.4
Pharmaceuticals	6.3
Containers & Packaging	3.7
Food & Staples Retailing	3.4
Life Sciences Tools & Services	3.4
Auto Components	2.9
Diversified Telecommunication Services	2.4
Diversified Consumer Services	2.0
Building Products	2.0
Commercial Services & Supplies	1.7
Food Products	1.2
Capital Markets	1.2
Entertainment	1.1
Health Care Equipment & Supplies	1.0
Health Care Technology	1.0
Chemicals	1.0
Technology Hardware, Storage & Peripherals	0.9
Industrial Conglomerates	0.8
Professional Services	0.8
Electric Utilities	0.7
Household Durables	0.6
Independent Power and Renewable Electricity Producers	0.5
Aerospace & Defense	0.5
Real Estate Management & Development	0.4
Oil, Gas & Consumable Fuels	0.3
Communications Equipment	0.3
Machinery	0.2
Semiconductors & Semiconductor Equipment	0.1
Mortgage Real Estate Investment Trusts	0.0*
Specialty Retail	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.
(6)	Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

Portfolio Commentary
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2019 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2019, the First Trust Leveraged Finance Team managed or supervised approximately $4.10 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Senior Vice President, Senior Portfolio Manager
Scott D. Fries, CFA – Senior Vice President, Portfolio Manager
Commentary
First Trust Senior Floating Rate Income Fund II
The primary investment objective of First Trust Senior Floating Rate Income Fund II (“FCT” or the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”). Under normal market conditions, at least 80% of the Fund’s Managed Assets are generally invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
Market Recap
The twelve-month period ended May 31, 2019 proved to be volatile as growing trade tensions between the U.S. and China and concern over the pace at which the Federal Reserve (the “Fed”) was raising interest rates resulted in investors turning cautious. Senior loans experienced seven months of positive returns and five months of negative returns during the period. Despite this, the last twelve month (“LTM”) total return for the S&P/LSTA Leveraged Loan Index (the “Index”) was 3.83% which outperformed the S&P 500® Index return of 3.78% but underperformed the high-yield bonds return of 5.36%, the US Aggregate Index return of 6.40%, and the investment grade bonds’ return of 7.49%.1
Although senior loans experienced a positive return during the LTM period covered by this report, retail demand for the senior loan asset class slowed, resulting in approximately $31.4 billion of outflows over the LTM period.2 The outflows began in the fourth quarter of 2018 due to a general concern for the sustainability of growth in the economy, which was fueled by the ongoing trade dispute with China and the potential implications of the Fed tightening cycle which began in December 2015 and resulted in a 225 basis point (“bps”) increase in the target Federal Funds rate to 2.50%.
The outflows in the senior loan asset class have persisted since the fourth quarter albeit at a slower pace than during the volatile fourth quarter of 2018. Bond investors are predicting a 95% chance that the Fed will trim rates 25 bps by the end of the year. We believe that the expectation of nearly imminent future rate cuts has led fixed income investors to continue to withdraw money out of senior loans due to the floating rate nature of the asset class.
Senior Loan Market
The Index returned 3.83% for the twelve-month period ending May 31, 2019. Lower quality CCC rated issues underperformed returning 3.39% over the LTM period, which compares to the 3.65% return for BB rated issues and the 4.22% return for single B rated issues. The average bid price of loans in the market entered the period at $98.35, fell to $93.84 at the end of December 2018 and ended the period at $96.99 as of May 31, 2019. Spreads in the senior loan market began the period at L+379, rose to L+551 at the end of December 2018 and ended the period at L+446, for a widening of 67 bps over the fiscal year.
The default rate within the Index remains below the long-term average for senior loans. The LTM default rate within the Index ended the period at 1.00%, which compares favorably to the long-term average default rate of 2.94% dating back to March 1999. We believe the default rate remains below the long-term average because overall corporate fundamentals remain healthy. Given the lack of
[1]	Bloomberg: High-Yield Bonds are represented by the ICE BofAML US High Yield Constrained Index, Investment Grade Bonds are represented by the ICE BofAML US Corporate Index, and the US Aggregate Index is represented by the Bloomberg Barclays US Aggregate Bond Index.
[2]	JP Morgan Leverage Loan Market Monitor.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2019 (Unaudited)
near-term debt maturities and favorable access to capital markets, we believe default rates for both senior loans and high-yield bonds will remain relatively benign for some time.
Performance Analysis
The Fund underperformed the Index on a net asset value (“NAV”) basis and on a market value basis for the LTM period. The Fund generated a NAV return3 of 3.44% and a market price return3 of -2.17% while the Index generated a total return of 3.83%. The Fund’s discount to NAV ended the period 501 bps wider than one year ago. At the start of the period, the Fund’s market price was at a -7.54% discount to NAV and widened to a -12.55% discount to NAV by the end of the period.
Contributing to the Fund’s performance relative to the Index over the period was the Fund’s use of leverage. The use of leverage was beneficial to the Fund’s returns as loan returns outpaced the cost of borrowing. Leverage entered the period at 29% of managed assets and ended the period at 31%. Additionally, the Fund’s asset selection within the food service industry benefitted returns as the Fund’s holdings within the industry outperformed the broader market. Partially offsetting these tailwinds were the Fund’s selection within the healthcare industry and its overweight position and selection within the home furnishings industry.
At the end of May 2019, the Fund’s monthly Common Share distribution was $0.0625. At the $0.0625 per share monthly Common Share distribution, the annualized distribution rate at the end of May 2019 was 5.47% at NAV and 6.26% at market price.
Market and Fund Outlook
We believe the healthy credit market environment should persist for the intermediate term. The positive backdrop for the senior loan and high-yield bond asset classes continues to be the fact that the U.S. economy is on solid ground and in our opinion corporations are performing well, despite expectations for slower growth in the wake of the trade dispute with China. While we believe the Fed is likely to ease interest rates in the near term to assuage markets during the trade dispute with China, we believe this will likely prove temporary. As such, we believe any Fed interest rate cuts are likely to reduce the income of senior loan investments given that senior loans have floating rate coupons, however, we continue to believe that senior loans, given their senior secured position in the capital structure, attractive income and low default rate are well positioned as we move through 2019. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.
[3]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
May 31, 2019
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 142.7%
	Aerospace & Defense – 0.7%
$1,839,497	Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	06/09/23	$1,806,166
885,009	Transdigm, Inc., Tranche E Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	05/30/25	866,937
				2,673,103
	Alternative Carriers – 0.7%
2,678,397	Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	02/22/24	2,633,534
	Application Software – 8.2%
814,674	CCC Information Services, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.19%	04/26/24	809,582
1,582,330	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor	5.69%	07/01/24	1,580,353
4,740,660	Infor (US), Inc. (fka Lawson Software, Inc.), Term Loan B-6, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.19%	02/02/22	4,720,323
2,784,477	Informatica Corporation, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.69%	08/06/22	2,780,996
903,835	Micro Focus International (MA Financeco, LLC), Miami Escrow TL B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	06/21/24	890,277
6,103,818	Micro Focus International (MA Financeco, LLC), Seattle Spinco TLB, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	06/21/24	6,012,261
5,501,409	Mitchell International, Inc., 1st Lien Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.69%	11/30/24	5,240,092
754,286	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), 2019 Incremental Term Loan B, 2 Mo. LIBOR + 4.25%, 0.00% Floor	6.78%	04/26/24	753,343
1,841,644	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	6.37%	04/26/24	1,814,793
5,306,062	RP Crown Parent (JDA Software Group), Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.19%	10/12/23	5,264,038
99,825	Ultimate Software Group, Inc., Term Loan B, 2 Mo. LIBOR + 3.75%, 0.00% Floor	6.27%	04/15/26	99,825
				29,965,883
	Asset Management & Custody Banks – 0.7%
899,888	Harbourvest Partners L.P., Term Loan B, 2 Mo. LIBOR + 2.25%, 0.00% Floor	4.75%	03/01/25	892,292
210,396	Mondrian Investment Partners Limited, Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.60%	03/09/20	210,133
1,614,103	Victory Capital Holdings, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	02/15/25	1,614,103
				2,716,528
	Auto Parts & Equipment – 3.9%
1,990,215	American Axle & Manufacturing Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.68%	04/06/24	1,933,832
1,009,785	American Axle & Manufacturing Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	4.84%	04/06/24	981,178
6,949,638	Gates Global LLC, Initial B-2 Dollar Term Loans, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.19%	03/31/24	6,894,040
950,395	Lumileds (Bright Bidco B.V.), Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.94%	06/30/24	717,548
1,975,898	Lumileds (Bright Bidco B.V.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	6.10%	06/30/24	1,491,803

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Auto Parts & Equipment (Continued)
$1,289,100	Power Solutions (Panther BF Aggregator 2 LP), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	5.93%	04/30/26	$1,278,633
878,146	Tower Automotive Holdings USA, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.25%	03/07/24	861,681
				14,158,715
	Automotive Retail – 0.0%
91,680	IAA Spinco, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.68%	05/22/26	91,909
	Broadcasting – 7.8%
3,654,295	Cumulus Media Holdings, Inc., Exit Term Loan, 1 Mo. LIBOR + 4.50%, 1.00% Floor (d)	6.94%	05/15/22	3,638,326
2,589,963	E.W. Scripps Company, Incremental Term Loan B-1, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.24%	05/01/26	2,581,882
5,475,902	Gray Television, Inc., Term C Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.98%	01/02/26	5,447,647
5,573,865	iHeartCommunications, Inc., Exit Term Loan, 3 Mo. LIBOR + 4.00%, 0.00% Floor	6.58%	05/01/26	5,575,425
475,515	Nexstar Broadcasting, Inc., Mission Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.74%	01/17/24	469,452
2,485,601	Nexstar Broadcasting, Inc., Nexstar Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.68%	01/17/24	2,453,909
8,495,601	Tribune Media Company (fka Tribune Company), Extended Term Loan C, 1 Mo. LIBOR + 3.00%, 0.75% Floor	5.44%	01/27/24	8,482,858
				28,649,499
	Building Products – 2.9%
187,912	Beacon Roofing Supply, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.70%	01/02/25	185,621
67,186	JELD-WEN, Inc., Term Loan B-4, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.60%	12/14/24	66,724
10,475,412	Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	11/15/23	10,285,598
				10,537,943
	Cable & Satellite – 2.4%
975,857	Cablevision (aka CSC Holdings, Inc.), January 2018 Term Loans B-2, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	01/25/26	963,659
2,627,384	Cablevision (aka CSC Holdings, Inc.), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	07/17/25	2,573,207
5,329,500	Virgin Media Investment Holdings Limited, Term Loan K, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	01/15/26	5,278,230
				8,815,096
	Casinos & Gaming – 11.3%
7,954,921	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	12/22/24	7,891,281
7,536,065	CityCenter Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.69%	04/18/24	7,456,635
3,849,426	Golden Nugget, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	5.19%	10/04/23	3,822,711
574,447	Penn National Gaming, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	10/15/25	571,178
679,564	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	08/14/24	668,100
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Casinos & Gaming (Continued)
$2,785,874	Scientific Games International, Inc., Term Loan B5, 2 Mo. LIBOR + 2.75%, 0.00% Floor	5.23%	08/14/24	$2,738,877
12,037,075	Stars Group Holdings B.V. (Amaya), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	6.10%	07/10/25	12,031,418
5,383,536	Station Casinos, Inc. (Red Rocks), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	4.94%	06/08/23	5,339,822
741,400	Twin River Worldwide Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.20%	05/10/26	739,917
				41,259,939
	Coal & Consumable Fuels – 0.4%
1,025,984	Arch Coal, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.19%	03/07/24	1,019,572
306,758	Peabody Energy Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	03/31/25	304,936
				1,324,508
	Commercial Printing – 0.4%
1,348,402	Multi-Color Corp., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.44%	10/31/24	1,343,346
	Communications Equipment – 0.4%
1,483,058	Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.69%	04/06/26	1,475,643
	Diversified Support Services – 0.4%
1,376,845	Brightview Landscapes, LLC (FKA - Brickman), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	5.00%	08/15/25	1,372,824
	Electric Utilities – 0.3%
992,500	Vistra Operations Company LLC (TEX/TXU), 2018 Incremental Term Loan B3, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.43%-4.44%	12/31/25	988,659
	Environmental & Facilities Services – 1.5%
2,493,718	GFL Environmental, Inc., 2018 Incremental Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.44%	05/31/25	2,438,857
2,932,574	Packers Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.44%	12/04/24	2,894,098
				5,332,955
	Food Retail – 2.9%
7,778,018	Albertson’s LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.61%	12/21/22	7,752,740
2,828,462	Albertson’s LLC, Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.75% Floor	5.44%	06/22/23	2,813,923
				10,566,663
	Health Care Equipment – 1.4%
4,984,317	Acelity L.P., Inc. (Kinetic Concepts), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.85%	01/31/24	4,983,819
	Health Care Facilities – 2.2%
1,031,563	Acadia Healthcare Company, Inc., Term Loan B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	02/11/22	1,025,848
1,180,614	Acadia Healthcare Company, Inc., Term Loan B4, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	02/16/23	1,174,073
3,591,667	Concentra, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.22%	06/01/22	3,564,730

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Facilities (Continued)
$1,427,645	Gentiva Health Services, Inc. (Kindred at Home), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.25%	06/30/25	$1,427,645
912,550	Select Medical Corporation, Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.93%	03/06/25	910,269
				8,102,565
	Health Care Services – 12.3%
4,115,871	21st Century Oncology Holdings, Inc. (21st Century Oncology, Inc.), Tranche B Term Loan, 3 Mo. LIBOR + 6.13%, 1.00% Floor	8.74%	01/16/23	3,598,835
929,492	Air Medical Group Holdings, Inc. (Global Medical Response), 2018 New Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor	6.68%	03/14/25	909,740
774,171	Air Medical Group Holdings, Inc. (Global Medical Response), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.69%	04/28/22	755,785
2,836,371	Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	6.10%	04/21/24	2,466,225
614	athenahealth, Inc., Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	6.95%	02/15/26	612
244,810	athenahealth, Inc., Term Loan B, 3 Mo. LIBOR + 4.50%, 0.00% Floor	7.05%	02/15/26	244,301
4,539,841	CDRH Parent, Inc. (Healogics, Inc.), Initial Term Loan (First Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.85%	07/01/21	3,786,999
9,727,122	CHG Healthcare Services, Inc., Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.44%	06/07/23	9,690,645
3,638,642	DuPage Medical Group (Midwest Physician Admin. Services, LLC), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	5.19%	08/15/24	3,532,503
5,607,865	Envision Healthcare Corporation, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.19%	10/10/25	5,091,493
806,597	Exam Works (Gold Merger Co, Inc.), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.69%	07/27/23	803,976
5,210,084	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.69%	08/31/24	5,109,790
3,102,334	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.19%	02/06/24	2,790,177
5,230,502	U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.85%	12/30/22	5,229,404
841,564	Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	6.94%	08/27/25	840,722
188,068	Vizient, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.22%	04/30/26	187,442
				45,038,649
	Health Care Supplies – 0.1%
406,596	ConvaTec, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	4.85%	10/31/23	404,664
	Health Care Technology – 1.4%
5,390,186	Change Healthcare Holdings, Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.19%	03/01/24	5,301,625
	Household Appliances – 0.9%
3,507,178	Traeger Grills (TGP Holdings III LLC), Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.85%	09/25/24	3,206,157
	Human Resource & Employment Services – 1.1%
4,073,627	Alight, Inc. (fka Tempo Acq.), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.44%	05/01/24	4,051,548
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Hypermarkets & Super Centers – 2.1%
$7,647,604	BJ’s Wholesale Club, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.45%	02/03/24	$7,645,233
	Independent Power Producers & Energy Traders – 0.8%
2,922,409	Calpine Corporation, New Term Loan B5, 3 Mo. LIBOR + 2.50%, 0.00% Floor	5.11%	01/15/24	2,903,238
	Industrial Conglomerates – 1.2%
4,229,847	Gardner Denver, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	07/30/24	4,227,394
	Industrial Gases – 0.2%
807,880	Messer Industries USA, Inc., Initial Term B-1, 3 Mo. LIBOR + 2.50%, 0.00% Floor	5.10%	09/30/25	791,723
	Industrial Machinery – 0.3%
926,026	Douglas Dynamics, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.44%	12/31/21	923,711
	Insurance Brokers – 11.2%
6,065,163	Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.43%	05/09/25	5,902,920
546,923	Alliant Holdings I, LLC, New Incremental TLB, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.70%	05/10/25	539,173
11,428,031	Amwins Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.19%-5.22%	01/25/24	11,317,865
40,409	HUB International Limited, Term Loan B, 2 Mo. LIBOR + 3.00%, 0.00% Floor	5.29%	04/25/25	39,319
16,001,853	HUB International Limited, Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.34%	04/25/25	15,570,443
2,112,448	National Financial Partners Corp. (NFP), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.44%	01/06/24	2,053,046
5,741,391	USI, Inc. (fka Compass Investors, Inc.), Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.60%	05/15/24	5,574,891
				40,997,657
	Integrated Telecommunication Services – 2.7%
10,286,624	Century Link (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	01/31/25	9,995,204
	Investment Banking & Brokerage – 0.9%
3,389,795	Citadel Securities L.P., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	5.94%	02/28/26	3,389,795
	Leisure Facilities – 1.5%
5,669,962	ClubCorp Club Operations, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.35%	09/18/24	5,444,581
	Life Sciences Tools & Services – 4.9%
6,460,135	Ortho-Clinical Diagnostics Holdings Luxembourg, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.70%	05/31/25	6,236,744
4,277,982	Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	09/27/24	4,062,286
3,256,671	Pharmaceutical Product Development, Inc. (PPDI), Term Loan B, 1 Mo. LIBOR + 2.50%, 1.00% Floor	4.94%	08/18/22	3,216,972
4,561,601	Sotera Health Holdings, LLC (Sterigenics), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.44%	05/15/22	4,514,570
				18,030,572

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Managed Health Care – 6.3%
$18,879,437	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	5.35%	06/07/23	$18,442,944
4,706,837	Versant Health (Wink Holdco, Inc.), Initial Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.44%	12/02/24	4,593,591
				23,036,535
	Metal & Glass Containers – 1.9%
1,470,613	Berlin Packaging, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.43%	11/07/25	1,426,950
35,160	Berlin Packaging, LLC, Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.61%	11/07/25	34,116
5,530,833	Berry Global, Inc., Term Loan U, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.90%	06/30/26	5,499,750
				6,960,816
	Mortgage REITs – 0.0%
100,766	Blackstone Mortgage Trust, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	04/23/26	100,830
	Movies & Entertainment – 1.5%
2,729,500	AMC Entertainment, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.44%	04/22/26	2,716,835
1,978,564	Cineworld Group PLC (Crown), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.73%	02/05/25	1,942,594
977,625	Creative Artists Agency, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.43%	02/15/24	972,981
				5,632,410
	Other Diversified Financial Services – 9.3%
12,298,624	AlixPartners, LLP, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	04/04/24	12,195,439
8,561,765	Duff & Phelps Corporation (Deerfield Dakota), Initial Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.69%	02/13/25	8,313,473
10,729,297	Refinitiv US Holdings, Inc., Initial Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.19%	10/01/25	10,452,696
3,112,000	Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	05/17/26	3,087,353
				34,048,961
	Packaged Foods & Meats – 1.8%
2,680,776	Hostess Brands, LLC (HB Holdings), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.69%	08/03/22	2,654,638
16,650	Hostess Brands, LLC (HB Holdings), Term Loan B, 2 Mo. LIBOR + 2.25%, 0.75% Floor	4.79%	08/03/22	16,488
3,879,459	Hostess Brands, LLC (HB Holdings), Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	4.83%	08/03/22	3,841,634
				6,512,760
	Paper Packaging – 3.5%
13,063,546	Reynolds Group Holdings, Inc., U.S. Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.19%	02/05/23	12,941,141
	Pharmaceuticals – 9.2%
1,682,692	Akorn, Inc., Loan, 1 Mo. LIBOR + 7.00%, 1.00% Floor	9.43%	04/16/21	1,569,111
20,177,104	Bausch Health Companies, Inc. (Valeant), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.47%	06/01/25	20,098,615
7,707,579	Endo, LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor	6.75%	04/29/24	7,423,400
1,581,726	GoodRX, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.44%	10/15/25	1,575,131
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Pharmaceuticals (Continued)
$1,481,108	Grifols Worldwide Operations Limited, Tranche B Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.64%	01/31/25	$1,473,332
914,998	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 2.75%, 0.75% Floor	5.35%	09/24/24	803,670
1,658	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 1 Mo. LIBOR + 3.00%, 0.75% Floor	5.53%	02/24/25	1,448
654,710	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.53%	02/24/25	572,053
				33,516,760
	Real Estate Services – 0.6%
589,651	Cushman & Wakefield (DTZ U.S. Borrower, LLC), Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.69%	08/21/25	587,623
1,666,667	Realogy Corporation, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.69%	02/08/25	1,586,117
				2,173,740
	Restaurants – 5.8%
5,640,215	1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s), Term Loan B-3, 1 Mo. LIBOR + 2.25%, 1.00% Floor	4.69%	02/15/24	5,564,411
627,238	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.69%	01/18/25	620,281
8,341,454	Portillo’s Holdings, LLC, Second Lien Term Loan, 3 Mo. LIBOR + 8.00%, 1.00% Floor	10.60%	08/15/22	8,216,332
6,915,630	Portillo’s Holdings, LLC, Term B Loan (First Lien), 3 Mo. LIBOR + 4.50%, 1.00% Floor	7.10%	08/02/21	6,906,986
				21,308,010
	Security & Alarm Services – 0.3%
1,178,998	Garda World Security Corporation, Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	6.12%	05/26/24	1,168,434
	Semiconductors – 0.2%
662,845	Western Digital Corporation, U.S. Term B-4 Loan, 1 Mo. LIBOR + 1.75%, 0.00% Floor	4.19%	04/29/23	642,959
	Specialized Consumer Services – 2.9%
724,000	Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor	8.94%	07/31/25	735,164
4,974,937	Asurion, LLC (fka Asurion Corporation), Term Loan B7, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.44%	11/03/24	4,949,167
1,245,546	Asurion, LLC (fka Asurion Corporation), Term Loan B4, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.44%	08/04/22	1,239,991
3,641,528	Asurion, LLC (fka Asurion Corporation), Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.44%	11/03/23	3,625,906
				10,550,228
	Specialty Chemicals – 1.2%
4,460,582	H.B. Fuller Company, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.44%	10/20/24	4,380,871
	Systems Software – 6.7%
4,999,090	Applied Systems, Inc., 1st Lien Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.44%	09/13/24	4,967,246
1,511,161	Applied Systems, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 7.00%, 1.00% Floor	9.44%	09/13/25	1,519,971

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Systems Software (Continued)
$3,056,375	Dynatrace, LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.69%	08/22/25	$3,050,263
3,607,961	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	6.10%	06/13/24	3,529,668
3,283,520	Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.69%	04/24/22	2,697,839
1,469,549	SS&C European Holdings, S.a.r.l, Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	04/16/25	1,459,350
1,030,823	SS&C European Holdings, S.a.r.l, Term Loan B-4, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	04/16/25	1,023,669
1,753,078	SS&C European Holdings, S.a.r.l, Term Loan B-5, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.69%	04/16/25	1,741,385
1,329,082	SUSE (Marcel Lux IV SARL), Facility B1 USD, 6 Mo. LIBOR + 3.25%, 0.00% Floor	5.89%	03/15/26	1,314,967
3,391,529	Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.69%	06/15/25	3,262,650
				24,567,008
	Technology Hardware, Storage & Peripherals – 1.4%
5,000,000	Dell International, LLC, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.75% Floor	4.44%	09/07/23	4,971,100
	Total Senior Floating-Rate Loan Interests			521,857,445
	(Cost $530,984,892)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 1.8%
	Auto Parts & Equipment – 0.3%
1,093,000	American Axle & Manufacturing, Inc.	6.63%	10/15/22	1,108,029
	Cable & Satellite – 0.5%
1,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	5.75%	01/15/24	1,020,000
557,000	CSC Holdings, LLC (e)	5.50%	05/15/26	566,580
				1,586,580
	Health Care Facilities – 0.9%
1,000,000	Select Medical Corp.	6.38%	06/01/21	1,002,000
2,136,000	Tenet Healthcare Corp.	8.13%	04/01/22	2,240,942
				3,242,942
	Health Care Services – 0.1%
438,000	DaVita, Inc.	5.13%	07/15/24	428,013
	Total Corporate Bonds and Notes			6,365,564
	(Cost $6,298,518)

Shares	Description	Value
COMMON STOCKS (c) – 0.9%
	Broadcasting – 0.1%
25,815	Cumulus Media New Holdings, Class A (d) (f)	425,948
	Electric Utilities – 0.7%
106,607	Vistra Energy Corp.	2,511,661
	Oil & Gas Exploration & Production – 0.1%
119,734	American Energy Marcellus, Class A (f) (g) (h)	330,765
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
Shares	Description	Value
COMMON STOCKS (c) (Continued)
	Oil & Gas Exploration & Production (Continued)
3,699	Fieldwood Energy Equity (f) (i)	$118,368
		449,133
	Total Common Stocks	3,386,742
	(Cost $3,357,339)
RIGHTS (c) – 0.0%
	Electric Utilities – 0.0%
106,607	Vistra Energy Corp. (f)	84,220
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust (f) (h) (j) (k)	0
1	New Millennium Holdco, Inc., Lender Claim Trust (f) (h) (j) (k)	0
		0
	Total Rights	84,220
	(Cost $174,661)
WARRANTS (c) – 0.0%
	Oil & Gas Exploration & Production – 0.0%
31,000	American Energy Marcellus First Lien Warrants (f) (h) (k)	930
	(Cost $3,100)
MONEY MARKET FUNDS (c) – 1.7%
6,246,848	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 2.27% (l)	6,246,848
	(Cost $6,246,848)
	Total Investments – 147.1%	537,941,749
	(Cost $547,065,358) (m)
	Outstanding Loans – (44.6)%	(163,000,000)
	Net Other Assets and Liabilities – (2.5)%	(9,137,301)
	Net Assets – 100.0%	$365,804,448

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	On June 4, 2018, Cumulus Media Holdings, Inc. completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, the Fund received a portion of a new exit term loan and a share of the newly issued common equity shares in the re-organized company.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2019, securities noted as such amounted to $566,580 or 0.2% of net assets.
(f)	Non-income producing security.
(g)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At May 31, 2019, securities noted as such amounted to $330,765 or 0.1% of net assets.

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2019
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A — Portfolio Valuation in the Notes to Financial Statements).
(i)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At May 31, 2019, securities noted as such amounted to $118,368 or 0.0% of net assets.
(j)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At May 31, 2019, securities noted as such are valued at $0 or 0.0% of net assets.
(k)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(l)	Rate shown reflects yield as of May 31, 2019.
(m)	Aggregate cost for federal income tax purposes was $547,148,015. As of May 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,488,126 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,694,392. The net unrealized depreciation was $9,206,266.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 521,857,445	$ —	$ 521,857,445	$ —
Corporate Bonds and Notes*	6,365,564	—	6,365,564	—
Common Stocks:
Oil & Gas Exploration & Production	449,133	—	118,368	330,765
Other industry categories*	2,937,609	2,937,609	—	—
Rights:
Electric Utilities	84,220	—	84,220	—
Life Sciences Tools & Services	—**	—	—	—**
Warrants*	930	—	—	930
Money Market Funds	6,246,848	6,246,848	—	—
Total Investments	$ 537,941,749	$ 9,184,457	$ 528,425,597	$ 331,695

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
May 31, 2019
ASSETS:
Investments, at value (Cost $547,065,358)	$ 537,941,749
Cash	1,177,098
Receivables:
Investment securities sold	24,982,414
Interest	1,744,406
Prepaid expenses	19,118
Total Assets	565,864,785
LIABILITIES:
Outstanding loans	163,000,000
Payables:
Investment securities purchased	36,252,900
Investment advisory fees	338,737
Interest and fees on loans	201,757
Administrative fees	126,788
Audit and tax fees	62,200
Shareholder reporting fees	33,819
Custodian fees	17,387
Legal fees	14,145
Transfer agent fees	3,927
Trustees’ fees and expenses	2,546
Financial reporting fees	771
Other liabilities	5,360
Total Liabilities	200,060,337
NET ASSETS	$365,804,448
NET ASSETS consist of:
Paid-in capital	$ 398,920,686
Par value	266,970
Accumulated distributable earnings (loss)	(33,383,208)
NET ASSETS	$365,804,448
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.70
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	26,696,982

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Year Ended May 31, 2019
INVESTMENT INCOME:
Interest	$ 28,481,286
Dividends	13,346
Other	508,914
Total investment income	29,003,546
EXPENSES:
Interest and fees on loans	4,739,046
Investment advisory fees	3,874,990
Administrative fees	346,259
Shareholder reporting fees	96,822
Custodian fees	71,958
Audit and tax fees	57,750
Legal fees	38,642
Listing expense	28,113
Transfer agent fees	25,665
Trustees’ fees and expenses	16,268
Financial reporting fees	9,250
Other	9,920
Total expenses	9,314,683
NET INVESTMENT INCOME (LOSS)	19,688,863
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(5,925,300)
Net change in unrealized appreciation (depreciation) on investments	(3,619,109)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,544,409)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 10,144,454
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets
	Year Ended 5/31/2019	Year Ended 5/31/2018
OPERATIONS:
Net investment income (loss)	$ 19,688,863	$ 18,615,034
Net realized gain (loss)	(5,925,300)	(4,502,205)
Net change in unrealized appreciation (depreciation)	(3,619,109)	(52,148)
Net increase (decrease) in net assets resulting from operations	10,144,454	14,060,681
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(19,355,312)
Net investment income		(18,612,204)
Return of capital	—	(1,730,896)
Total distributions to shareholders	(19,355,312)	(20,343,100)
Total increase (decrease) in net assets	(9,210,858)	(6,282,419)
NET ASSETS:
Beginning of period	375,015,306	381,297,725
End of period	$ 365,804,448	$ 375,015,306
Accumulated net investment income (loss) at end of period		$92,009
COMMON SHARES:
Common Shares at end of period	26,696,982	26,696,982

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Year Ended May 31, 2019
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$10,144,454
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(456,793,431)
Sales, maturities and paydown of investments	449,008,646
Net amortization/accretion of premiums/discounts on investments	(61,511)
Net realized gain/loss on investments	5,925,300
Net change in unrealized appreciation/depreciation on investments	3,619,109
Changes in assets and liabilities:
Decrease in interest receivable	244,415
Increase in prepaid expenses	(16,075)
Increase in interest and fees payable on loans	20,622
Increase in investment advisory fees payable	4,019
Decrease in audit and tax fees payable	(4,450)
Decrease in legal fees payable	(19,191)
Increase in shareholder reporting fees payable	5,707
Increase in administrative fees payable	18,510
Increase in custodian fees payable	5,490
Increase in transfer agent fees payable	1,877
Decrease in Trustees’ fees and expenses payable	(168)
Increase in financial reporting fees payable	1
Increase in other liabilities payable	1,915
Cash provided by operating activities		$12,105,239
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(19,355,312)
Repayment of borrowings	(100,000,000)
Proceeds from borrowings	108,000,000
Cash used in financing activities		(11,355,312)
Increase in cash		749,927
Cash at beginning of period		427,171
Cash at end of period		$1,177,098
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$4,718,424
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended May 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 14.05	$ 14.28	$ 14.03	$ 14.71	$ 14.95
Income from investment operations:
Net investment income (loss)	0.74	0.70	0.78	0.83	0.87
Net realized and unrealized gain (loss)	(0.36)	(0.17)	0.30	(0.63)	(0.27)
Total from investment operations	0.38	0.53	1.08	0.20	0.60
Distributions paid to shareholders from:
Net investment income	(0.73)	(0.70)	(0.78)	(0.88)	(0.84)
Return of capital	—	(0.06)	(0.05)	—	—
Total distributions paid to Common Shareholders	(0.73)	(0.76)	(0.83)	(0.88)	(0.84)
Net asset value, end of period	$13.70	$14.05	$14.28	$14.03	$14.71
Market value, end of period	$11.98	$12.99	$13.62	$13.05	$13.77
Total return based on net asset value (a)	3.44%	4.24%	7.99%	2.36%	4.68%
Total return based on market value (a)	(2.17)%	1.05%	10.89%	1.56%	4.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 365,804	$ 375,015	$ 381,298	$ 374,685	$ 392,699
Ratio of total expenses to average net assets	2.53%	2.17%	2.06%	1.79%	1.69%
Ratio of total expenses to average net assets excluding interest expense	1.24%	1.26%	1.33%	1.27%	1.28%
Ratio of net investment income (loss) to average net assets	5.34%	4.94%	5.47%	5.98%	5.96%
Portfolio turnover rate	58%	101%	116% (b)	43%	63%
Indebtedness:
Total loans outstanding (in 000’s)	$ 163,000	$ 155,000	$ 146,000	$ 137,000	$ 159,000
Asset coverage per $1,000 of indebtedness (c)	$ 3,244	$ 3,419	$ 3,612	$ 3,735	$ 3,470

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	The variation in portfolio turnover rate is due to a significant increase in the refinancing of the Senior Floating-Rate Loan Interests held by the Fund during the year ended May 31, 2017.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, at least 80% of the Fund’s Managed Assets are generally invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the life of each respective borrowing.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2019, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of May 31, 2019.
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2019, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019
$165,122, an increase in accumulated net realized gain (loss) of $4,497,046 and a decrease to paid-in capital of $4,662,168. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$19,355,312	$18,612,204
Return of capital	—	1,730,896
As of May 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$536,758
Undistributed capital gains	—
Total undistributed earnings	536,758
Accumulated capital and other losses	(24,713,700)
Net unrealized appreciation (depreciation)	(9,206,266)
Total accumulated earnings (losses)	(33,383,208)
Other	—
Paid-in capital	399,187,656
Total net assets	$365,804,448
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At the taxable year ended May 31, 2019, the Fund had $21,181,966 of non-expiring capital loss carryforwards for federal income tax purposes.
At the taxable year ended May 31, 2019, the Fund had $4,665,052 of pre-enactment capital loss carryforward that expired.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2019, the Fund incurred $3,531,704 of late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of May 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019
basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2019, were $305,923,104 and $299,842,996, respectively.
5. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia (“Scotia”) that provides a secured line of credit for the Fund. The maximum commitment amount is $170,000,000. The borrowing rate is the applicable LIBOR rate plus 85 basis points. Under the credit agreement, the Fund pays a commitment fee of 0.25% when the loan balance is less than 75% of the maximum commitment. The average amount outstanding under the facility for the fiscal year ended May 31, 2019 was $147,942,466, with the average weighted average interest rate of 3.15%. As of May 31, 2019, the Fund had five loans outstanding under the facility totaling $163,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the fiscal year ended May 31, 2019 were 3.37% and 2.76%, respectively. The weighted average interest rate at May 31, 2019 was 3.30%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Litigation
The Fund has been named as a defendant in litigation pending in the Bankruptcy Court for the Southern District of New York as part of the General Motors bankruptcy case. The plaintiff, the Motors Liquidation Company Avoidance Action Trust, is an entity formed under the bankruptcy plan of reorganization to prosecute “avoidance” actions such as preference actions. The lawsuit arises from years of ancillary litigation concerning whether the former holders of a term loan to General Motors (“GM”), for which JP Morgan acted as agent, lost their lien on GM collateral when a Uniform Commercial Code release was mistakenly filed terminating their interest in certain collateral securing the term loan. On January 21, 2015, the federal appeals court in New York ruled that the term lenders’ collateral interest was, indeed, terminated.
By virtue of the federal appellate court’s decision, all of the former holders of the term loan, including the Fund, are now being sued in the bankruptcy court in New York for the avoidance and return of certain payments they received both before and after the GM bankruptcy filing. The bankruptcy court lawsuit is premised on the assertion that the term lenders received payments on account of their status as fully secured creditors when in fact they should not have received the payments because they were not in fact fully secured.
The Fund was first served following the filing of the First Amended Complaint on May 20, 2015. The payments which were received by the Fund in 2009 and which the plaintiff seeks to recover from the Fund total $8,057,298. The Fund has engaged counsel to assist with its defense of this matter.
The parties to the litigation entered into a settlement agreement to resolve the litigation. The settlement agreement was subject to the approval of the United States Bankruptcy Court for the Southern District of New York, which approval was granted on June 13, 2019. Pursuant to the settlement agreement, all claims against the Fund have been released by the parties to the settlement agreement, and the case against the Trust has been dismissed. The settlement of the litigation did not require any payment by the Fund. Pursuant to the settlement agreement, the Fund is entitled to assert a general unsecured claim which will allow the Fund to recover a portion of the attorneys’ fees and costs incurred in the litigation.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Senior Floating Rate Income Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the portfolio of investments, as of May 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
July 25, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2019, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2019 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 11, 2018, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 10, 2018. At the Annual Meeting, Niel B. Nielson was elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class II Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Nielson was 24,999,351, the number of votes against Mr. Nielson was 311,049, and the number of broker non-votes was 1,386,582. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, and Robert F. Keith are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019 (Unaudited)
issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Hotels, Restaurants & Leisure Risk. Companies in the hotels, restaurants and leisure industry are subject to, among other things, a highly competitive marketplace; the ongoing need to contribute significant capital expenditures and keep pace with changes in technology and consumer preferences; difficulty in obtaining financing; and rapid obsolescence. In addition, these companies may be more sensitive to adverse economic (general and local), business or regulatory developments than other companies.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019 (Unaudited)
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection. Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019 (Unaudited)
reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

Board of Trustees and Officers
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	163	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	163	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term• Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	163	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	163	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	163	None

(1)	Currently, Niel B. Nielson, as Class II Trustee, is serving as a trustee until the Fund’s 2021 annual meeting of shareholders. Thomas R. Kadlec and Richard E. Erickson, as Class I Trustees, are serving as trustees until the Fund’s 2020 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since September 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $57,000 for 2018 and $57,000 for 2019.

(b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2018 and $0 for 2019.

AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2018 and $0 for 2019.

(c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,450 for 2018 and $5,200 for 2019. These fees were for tax consultation and tax preparation.

TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for 2018 and $0 for 2019.

(d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2018 and $0 for 2019.

ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2018 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended May 31, 2018 were $4,450 for the Registrant and $48,190 for the Registrant’s investment adviser and for the fiscal year ended May 31, 2019 were $5,200 for the Registrant and $19,800 for the Registrant’s investment adviser.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2019

The First Trust Advisors Leveraged Finance Investment Team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance Investment Team, including a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA

Senior Vice President, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance

Investment Team and has 22 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including bank loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University’s Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Scott D. Fries, CFA

Vice President, Portfolio Manager

Mr. Fries, CFA, joined First Trust in June 2010 as a Portfolio Manager in the Leveraged Finance Investment Team and has 24 years of investment industry experience. Mr. Fries is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc, where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2019

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. William Housey, CFA	Registered Investment Companies:	6	$3.574B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

2. Scott Fries, CFA	Registered Investment Companies:	6	$3.574B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

* Information excludes the registrant.

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2019

The compensation structure for the First Trust Advisors Leveraged Finance Investment Team is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual’s position and overall value to the firm. The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm; however, assets under management may be a factor in determining bonus size for certain portfolio manager groups. Salaries and bonuses are not based on fund performance.

(a)(4)	Disclosure of Securities Ownership as of May 31, 2019
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$10,001 - $50,000
Scott Fries	$0 (0 shares)

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate Income Fund II

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	August 8, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	August 8, 2019

* Print the name and title of each signing officer under his or her signature.